UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2021 (November 3, 2021)

Bird Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41019	86-3723155
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

406 Broadway, Suite 369 Santa Monica, California 90401	90401
(Address of principal executive offices)	(Zip Code)

(866) 205-2442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BRDS	The New York Stock Exchange
Warrants, each whole warrant exercisable to purchase one share of Class A common stock at an exercise price of $11.50 per share	BRDS WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

As previously announced, Bird Global, Inc., a Delaware corporation (the “Company”), previously entered into that certain Business Combination Agreement, dated as of May 11, 2021, by and among Switchback II Corporation, a Cayman Islands exempted company (“Switchback”), Maverick Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of Switchback (“Merger Sub”), Bird Rides, Inc., a Delaware corporation (“Bird”), and the Company (the “Business Combination Agreement”).

On November 3, 2021, as contemplated by the Business Combination Agreement and described in the section titled “The Business Combination” beginning on page 103 of the final prospectus and definitive proxy statement, dated October 7, 2021 (the “Proxy Statement/Prospectus”) and filed by the Company with the Securities and Exchange Commission (the “SEC”), Switchback reincorporated to the State of Delaware by merging with and into the Company, with the Company surviving and becoming the sole owner of Merger Sub (such merger, the “Domestication Merger”). At the effective time of the Domestication Merger, by virtue of the Domestication Merger: (a) each then-outstanding share of the Company’s common stock, par value $0.000001 per share, was redeemed for par value; (b) each then-outstanding Class A ordinary share, par value $0.0001 per share, of Switchback (the “Class A Ordinary Shares”) was canceled and converted, on a one-for-one basis, into a share of Class A common stock, par value $0.0001 per share, of the Company (the “Class A Common Stock”); (c) each then-outstanding Class B ordinary share, par value $0.0001 per share, of Switchback was canceled and converted, on a one-for-one basis, into a share of Class B common stock, par value $0.0001 per share, of the Company (the “Class B Common Stock”) (with such shares of Class B Common Stock thereafter converting, on a one-for-one basis, into a share of Class A Common Stock in connection with the Acquisition Merger (as defined below)); (d) each then-outstanding warrant of Switchback (the “Switchback Warrants”) was assumed and converted automatically into a warrant to purchase one share of Class A Common Stock (the “Warrants”), pursuant to that certain warrant agreement by and between Switchback and Continental Stock Transfer & Trust Company; and (e) each then-outstanding unit of Switchback, each consisting of one Class A Ordinary Share and one-fifth of one Switchback Warrant (the “Switchback Units”), was canceled and converted into a unit of the Company (the “Units”), each consisting of one share of Class A Common Stock and one-fifth of one Warrant.

On November 4, 2021, as contemplated by the Business Combination Agreement and described in the section titled “The Business Combination” beginning on page 103 of the Proxy Statement/Prospectus, Merger Sub merged with and into Bird (the “Acquisition Merger” and, together with the Domestication Merger and all other transactions contemplated by the Business Combination Agreement, the “Business Combination”), with Bird surviving the Acquisition Merger as a wholly owned subsidiary of the Company. Substantially concurrently with the consummation of the Acquisition Merger, certain investors (the “PIPE Investors”) purchased an aggregate of 16,000,000 shares of Class A Common Stock for a purchase price of $10.00 per share (the “PIPE Financing”) pursuant to subscription agreements (the “Subscription Agreements”).

On November 4, 2021, as contemplated by the Business Combination Agreement and described in the section titled “The Business Combination” beginning on page 103 of the Proxy Statement/Prospectus, immediately prior to the effective time of the Acquisition Merger, each then-outstanding share of preferred stock of Bird converted automatically into a number of shares of common stock, par value $0.000001 per share, of Bird (“Bird Common Stock”) at the then-effective conversion rate as calculated pursuant to the certificate of incorporation of Bird (the “Conversion”).

At the effective time of the Acquisition Merger, pursuant to the Acquisition Merger: (a) each then-outstanding share of Bird Common Stock, including shares of Bird Common Stock resulting from the Conversion, but excluding shares of Bird’s outstanding restricted stock (“Bird Restricted Stock”), were canceled and automatically converted into the right to receive (i) (A) with respect to Travis VanderZanden, the number of shares of Class X common stock, par value $0.0001 per share, of the Company (the “Class X Common Stock” and, together with the Class A Common Stock, the “Common Stock”) and (B) with respect to any other persons who held Bird Common Stock, the number of shares of Class A Common Stock, in each case, equal to the applicable exchange ratio (determined in accordance with the Business Combination Agreement and as further described in the Proxy Statement/Prospectus) (the “Exchange Ratio”) and (ii) the contingent right to receive certain earnout shares; (b) each then-outstanding and unexercised warrant of Bird were automatically assumed and converted into a Warrant based on the Exchange Ratio and at an adjusted exercise price per share (determined in accordance with the Business Combination Agreement and as further described in the Proxy Statement/Prospectus); (c) each then-outstanding and unexercised option to purchase shares of Bird Common Stock was converted into (i) an option exercisable for shares of Class A Common Stock based on the Exchange Ratio and (ii) the contingent right to receive certain earnout shares; (d) each then-outstanding award of Bird Restricted Stock was converted into (i) an award covering shares of Class A Common Stock based on the Exchange Ratio and (ii) the contingent right to receive certain earnout shares; and (e) each then-outstanding award of restricted stock units covering shares of Bird Common Stock was converted into (i) a restricted stock unit award covering shares of Class A Common Stock based on the Exchange Ratio and (ii) the contingent right to receive certain earnout shares. At the effective time of the Acquisition Merger and in connection with the Acquisition Merger, each outstanding share of Class B Common Stock was converted, on a one-for-one basis, into a share of Class A Common Stock and each Unit separated into one share of Class A Common Stock and one-fifth of one Warrant.

Immediately after giving effect to the Business Combination, there were 239,745,710 shares of Class A Common Stock outstanding, 34,534,930 shares of Class X Common Stock outstanding, and 12,874,972 Warrants outstanding. Upon the consummation of the Domestication Merger, the Class A Ordinary Shares, the Switchback Warrants, and the Switchback Units ceased trading on The New York Stock Exchange (the “NYSE”), and the Class A Common Stock and Warrants began trading on the NYSE under the symbols “BRDS” and “BRDS WS,” respectively. Following the consummation of the Business Combination, the Company’s ownership is as follows (without taking into account any shares such persons may have purchased in the open market prior to the consummation of the Business Combination):

•

Bird’s former stockholders own 205,464,639 shares of Class A Common Stock, or approximately 74.9% of the outstanding Common Stock, which represents approximately 22.1% of the voting power of the Company.

•

Switchback’s former public shareholders own 10,374,821 shares of Class A Common Stock, or approximately 3.8% of the outstanding Common Stock, which represents approximately 1.1% of the voting power of the Company.

•	The PIPE Investors own 16,000,000 shares of Class A Common Stock, or approximately 5.8% of the outstanding Common Stock, which represents approximately 1.7% of the voting power of the Company.

•

NGP Switchback II, LLC, a Delaware limited liability company (the “Sponsor”), and its related parties and Switchback’s former initial shareholders own 7,906,250 shares of Class A Common Stock (including the Switchback Founder Earn Back Shares but excluding, for the avoidance of doubt, shares of Class A Common Stock issued in connection with the PIPE Financing, which shares are reflected in the preceding bullet), or approximately 2.9% of the outstanding Common Stock, which represents approximately 0.8% of the voting power of the Company.

•

Travis VanderZanden owns 34,534,930 shares of Class X Common Stock, or 100% of the outstanding Class X Common Stock or approximately 12.6% of the outstanding Common Stock, which represents approximately 74.2% of the voting power of the Company.

The foregoing description of the Business Combination does not purport to be complete and is qualified in its entirety by the full text of the Business Combination Agreement, which is attached as Exhibit 2.1 to the Company’s registration statement on Form S-4 of which the Proxy Statement/Prospectus forms a part, and is incorporated herein by reference.

Unless otherwise specified, capitalized terms used herein but not defined herein have the meanings given to such terms in the Proxy Statement/Prospectus.

Item 1.01.	Entry into a Material Definitive Agreement.

Registration Rights Agreement

On November 4, 2021, in connection with the consummation of the Business Combination and as contemplated by the Business Combination Agreement, the Company, the Sponsor, certain affiliates of Switchback prior to the Acquisition Merger, and certain holders of Bird securities prior to the Acquisition Merger entered into an amended and restated registration rights agreement (the “Registration Rights Agreement”). The material terms of the Registration Rights Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 121 titled “The Business Combination—Related Agreements—A&R Registration Rights Agreement.” Such description is qualified in its entirety by the text of the Registration Rights Agreement, which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

On November 4, 2021, in connection with the consummation of the Business Combination and as contemplated by the Business Combination Agreement and the Subscription Agreements, the Company consummated the PIPE Financing, as further described in the disclosure set forth under the Introductory Note above. Pursuant to the PIPE Financing, the Company issued 16,000,000 shares of Class A Common Stock to the PIPE Investors for aggregate consideration of $160.0 million. The Company issued the foregoing securities in transactions not involving an underwriter and not requiring registration under Section 5 of the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption afforded by Section 4(a)(2) thereof.

Item 5.01.	Changes in Control of Registrant.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 5.01 by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Officers and Directors

On November 3, 2021, upon the consummation of the Domestication Merger, Travis VanderZanden resigned from the Company’s board of directors and Jim Mutrie, Scott McNeill, Chris Carter, Scott Gieselman, Sam Stoutner, Philip J. Deutch, Ray Kubis, and Precious Williams Owodunni were appointed as directors of the Company. Scott Gieselman, Ray Kubis, and Precious Williams Owodunni were appointed to serve on the Company’s audit committee, with Ray Kubis serving as the chair and qualifying as an audit committee financial expert, as such term is defined in Item 407(d)(5) of Regulation S-K. Also on November 3, 2021, upon the consummation of the Domestication Merger, Travis VanderZanden and Yibo Ling resigned from their positions as chief executive officer and chief financial officer of the Company, respectively, and Jim Mutrie and Scott McNeill were appointed as co-chief executive officers of the Company. Reference is made to the disclosure described in the Proxy Statement/Prospectus in the section titled “Information About Switchback—Management—Executive Officers and Directors” beginning on page 243 for biographical information about each of the directors and officers following consummation of the Domestication Merger, which is incorporated herein by reference.

On November 4, 2021, upon the consummation of the Acquisition Merger, each of the Company’s directors other than Jim Mutrie resigned from the Company’s board of directors and Travis VanderZanden, Roelof F. Botha, Daniel Friedland, Nathaniel Justin Kan, Robert Komin, Racquel Russell, and David Sacks were appointed as directors of the Company, joining Jim Mutrie on the board of directors, to serve until the end of their respective terms and until their successors are elected and qualified. Messrs. Botha, Komin, and Mutrie were appointed to serve on the Company’s audit committee, with Mr. Komin serving as the chair and qualifying as an audit committee financial expert, as such term is defined in Item 407(d)(5) of Regulation S-K. Messrs. Friedland, Kan, Mutrie, and Sacks were appointed to serve on the Company’s compensation committee, and Mr. Botha, Mr. Friedland, and Ms. Russell were appointed to serve on the Company’s nominating and corporate governance committee. Also on November 4, 2021, upon the consummation of the Acquisition Merger, Jim Mutrie and Scott McNeill resigned from their positions as co-chief executive officer of the Company and Travis VanderZanden, Yibo Ling, and Gregory Wright were appointed as president and chief executive officer, chief financial officer, and corporate controller of the Company , respectively. Reference is made to the disclosure described in the Proxy Statement/Prospectus in the section titled “Management After the Business Combination” beginning on page 263 for biographical information about each of the directors and officers following consummation of the Acquisition Merger, which is incorporated herein by reference.

Certain relationships and related person transactions of the Company and its directors and officers are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Person Transactions” beginning on page 285 and such description is incorporated herein by reference. See also the section of the Proxy Statement/Prospectus titled “Executive Compensation” beginning on page 253 for a description of compensation arrangements between the Company and its officers.

In connection with the consummation of the Acquisition Merger, each of the Company’s executive officers and directors entered into an indemnification agreement with the Company, a form of which is attached hereto as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Compensatory Arrangements for Executive Officers

2021 Incentive Award Plan

In connection with the consummation of the Business Combination, the Company adopted the Bird Global, Inc. 2021 Incentive Award Plan (the “2021 Plan”) under which the Company may grant cash and equity incentive awards to its eligible service providers in order to attract, motivate, and retain the talent for which the Company competes.

Employees, consultants, and directors of the Company, and employees and consultants of its subsidiaries, generally are eligible to receive awards under the 2021 Plan. The 2021 Plan is administered by the compensation committee of the Company’s board of directors, which may delegate its duties and responsibilities to one or more committees of the Company’s directors and/or officers (referred to collectively as the “plan administrator”), subject to the limitations imposed under the 2021 Plan and applicable laws. The plan administrator has the authority to take all actions and make all determinations under the 2021 Plan, to interpret the 2021 Plan and award agreements, and to adopt, amend, and repeal rules for the administration of the 2021 Plan as it deems advisable. The plan administrator also has the authority to determine which eligible participants receive awards, grant awards, and set the terms and conditions of all awards under the 2021 Plan, including any vesting and vesting acceleration provisions, subject to the conditions and limitations in the 2021 Plan.

The Company initially reserved a total number of shares of Class A Common Stock for issuance pursuant to the 2021 Plan equal to the sum of: (a) 27,428,064 shares; (b) any shares which, as of the effective date of the 2021 Plan, are subject to outstanding awards under the 2017 Plan (as defined below) and which become available for issuance under the 2021 Plan pursuant to the 2021 Plan (the aggregate number of which shall not exceed 17,820,688 shares); (c) 2,072,666 shares as earnout shares to be issued as awards of restricted Class A Common Stock or Class X Common Stock in satisfaction of the Company’s obligations under the Business Combination Agreement (“Restricted Earnout Awards”); and (d) up to 30,000,000 shares to be granted to certain members of the Company’s management team (the “Management Earnout Awards”). The aggregate share limit under the 2021 Plan will be subject to an annual increase on the first day of each calendar year beginning January 1, 2022 and ending on and including January 1, 2031 equal to the lesser of (i) a number equal to 5% of the aggregate number of shares of Class A Common Stock and Class X Common Stock outstanding on the final day of the immediately preceding calendar year and (ii) such smaller number of shares as is determined by the Board. The maximum number of shares that may be issued pursuant to the exercise of incentive stock options granted under the 2021 Plan is 200,000,000. The foregoing share limits under the 2021 Plan are, in each case, subject to certain adjustments set forth therein.

During the five-year period following the consummation of the Business Combination (the “earnout period”), the Company is entitled to issue Restricted Earnout Awards, which will reduce the number of earnout shares available for grant under the 2021 Plan and, accordingly, the overall share limit. However, upon the expiration of the earnout period under the Business Combination Agreement, any Restricted Earnout Awards and any earnout shares that remain available for grant under the 2021 Plan will automatically be forfeited and will not become or again be available for awards under the 2021 Plan.

The information set forth in the section entitled “Proposal No. 5—The 2021 Plan Proposal” beginning on page 173 of the Proxy Statement/Prospectus is incorporated herein by reference. The foregoing description of the 2021 Plan and the information incorporated by reference in the preceding sentence does not purport to be complete and is qualified in its entirety by the terms and conditions of the 2021 Plan and applicable forms of award agreements, which are included as Exhibits 10.3, 10.4, 10.5, 10.6, 10.7, and 10.8, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Equity Awards Under 2021 Plan

In November 2021, in connection with the consummation of the Business Combination, the Company’s board of directors approved the grant of time-based and/or performance-based awards of restricted stock units (“RSUs”) to certain of our named executive officers, pursuant to the 2021 Plan and applicable form of RSU agreement. The material terms of these awards are described below.

CEO Awards

The Company’s board of directors approved the grant of long-term time-based and performance-based RSU awards to our Chief Executive Officer, Travis VanderZanden (the “CEO Awards”). The time-based and performance-based CEO Awards cover 5,872,500 and 17,617,500 shares of Class A Common Stock, respectively.

The time-based CEO Award will be eligible to vest quarterly based on Mr. VanderZanden’s continued service over a four-year period beginning June 1, 2021. The performance-based CEO Award, which constitutes a Management Earnout Award under the 2021 Plan, will be eligible to vest based on both (i) Mr. VanderZanden’s continued service and (ii) the achievement of pre-determined stock price goals over the five-year period following the consummation of the Business Combination (the “Performance Period”). Each CEO Award is subject to certain accelerated vesting provisions in connection with a qualifying termination of employment.

One-third of the performance-based CEO Award will become earned based on the achievement of an applicable stock price goal at any time during the Performance Period, as set forth in the following table. The stock price is measured as a daily volume-weighted average sale price per share for any ten trading days, which may or may not be consecutive, within any 20 consecutive trading-day period; however, upon a “change of control” (as defined in the Business Combination Agreement), the stock price will be determined based on the implied value per share as determined in accordance with the Business Combination Agreement.

Vesting Tranche	Price Per Share Goal(1)	Number of Earned RSUs
First Vesting Tranche	$12.50	5,872,500
Second Vesting Tranche	$20.00	5,872,500
Third Vesting Tranche	$30.00	5,872,500

In addition, the award agreement evidencing each CEO Award contains non-competition and non-solicitation restrictions (as well as other customary restrictive covenants), which are effective during employment and for two years following termination of employment.

The foregoing description of the CEO Awards does not purport to be complete and is subject to and qualified in its entirety by reference to the applicable form of RSU agreement, a copy of which is attached as Exhibit 99.7 to the Company’s registration statement on Form S-8, which is incorporated herein by reference. The foregoing description of the CEO Awards does not purport to be complete and is qualified in its entirety by reference to the applicable form of RSU agreement, which is included as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference.

Other Awards

In November 2021, the Company’s board of directors also approved the grant of 1,000,000 time-based and 1,500,000 performance-based RSU awards to our Chief Vehicle Officer, William S. Rushforth (the “Officer RSU Awards”). The number of shares subject to the Officer RSU Awards will be equal to the number of shares set forth in the table below.

Mr. Rushforth’s time-based Officer RSU Award will be eligible to vest quarterly based on Mr. Rushforth’s continued service over a four-year period following the consummation of the Business Combination. In addition, Mr. Rushforth’s performance-based Officer RSU Award, which constitutes a Management Earnout Award under the 2021 Plan, will be eligible to vest based on both (i) Mr. Rushforth’s continued service and (ii) the achievement of pre-determined stock price goals over the Performance Period. One-third of Mr. Rushforth’s performance-based Officer RSU Award will become earned based on the achievement of the same stock price goals as described above for the performance-based CEO Award.

In addition, the award agreements evidencing the Officer RSU Awards for Mr. Rushforth reference, as applicable, customary restrictive covenants.

The foregoing description of the Officer RSU Awards does not purport to be complete and is subject to and qualified in its entirety by reference to the applicable form of RSU agreement, copies of which are attached as Exhibits 10.5 and 10.8 to this Current Report on Form 8-K and are incorporated herein by reference.

2021 Employee Stock Purchase Plan

In connection with the consummation of the Business Combination, the Company adopted the Bird Global, Inc. 2021 Employee Stock Purchase Plan (the “ESPP”) under which certain employees of the Company and its participating subsidiaries are provided with the opportunity to purchase Class A Common Stock at a discount through accumulated payroll deductions during successive offering periods.

The Company initially reserved a total of 5,485,613 shares of Class A Common Stock for issuance pursuant to the ESPP, subject to certain adjustments set forth therein. In addition, the number of shares of Class A Common Stock available for issuance under the ESPP will be annually increased on January 1 of each calendar year, beginning in 2022 and ending in 2031, by an amount equal to the lesser of (i) 1% of the aggregate number of shares of Class A Common Stock and Class X Common Stock outstanding on the final day of the immediately preceding calendar year and (ii) such smaller number of shares as determined by the Company’s board of directors. The maximum number of shares that may be issued under the ESPP is 50,000,000.

The compensation committee of the Company’s board of directors services as the administrator of the ESPP and has the authority to take all actions and make all determinations under the ESPP, to interpret the ESPP, and to adopt, amend, and repeal rules for the administration of the ESPP as it deems advisable.

The information set forth in the section entitled “Proposal No. 6—The ESPP Proposal” beginning on page 181 of the Proxy Statement/Prospectus is incorporated herein by reference. The foregoing description of the ESPP and the information incorporated by reference in the preceding sentence does not purport to be complete and is qualified in its entirety by the terms and conditions of the ESPP, which is included as Exhibit 10.9 to this Current Report on Form 8-K and is incorporated herein by reference.

Amended and Restated 2017 Stock Plan

In connection with the consummation of the Business Combination, the Company assumed the Amended and Restated Bird Global, Inc. 2017 Stock Plan (the “2017 Plan”) from Bird and, thereafter, terminated the 2017 Plan. However, any outstanding awards granted under the 2017 Plan will remain outstanding, subject to the terms of the 2017 Plan and applicable award agreement.

The information set forth in the section entitled “Executive Compensation—Bird—Equity Incentive Plans—2017 Stock Plan” beginning on page 259 of the Proxy Statement/Prospectus is incorporated herein by reference. The foregoing description of the 2017 Plan and the information incorporated by reference in the preceding sentence does not purport to be complete and is qualified in its entirety by the terms and conditions of the 2017 Plan, which is included as Exhibit 10.10 to this Current Report on Form 8-K and is incorporated herein by reference. The forms of stock option and restricted stock unit award agreements under the 2017 Plan are included as Exhibits 10.11 and 10.12, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 3, 2021, in connection with the consummation of the Domestication Merger and as contemplated by the Business Combination Agreement, the Company amended and restated its certificate of incorporation (as amended, the “Charter”) and amended and restated its bylaws (as amended, the “Bylaws”). The material terms of the Charter and Bylaws and the general effect upon the rights of holders of the Company’s capital stock are discussed in the Proxy Statement/Prospectus in the section titled “Proposal No. 3—The Advisory Organizational Documents Proposals” beginning on page 160, which description is incorporated by reference herein.

The Charter and Bylaws are set forth in Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On November 5, 2021, the Company issued a press release announcing the consummation of the Business Combination. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Such exhibit and the information set forth therein will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The unaudited financial statements of Bird as of and for the six months ended June 30, 2021 and the audited financial statements of Bird as of and for the years ended December 31, 2020 and 2019 are set forth in the Proxy Statement/Prospectus beginning on page F-42 and are incorporated herein by reference.

The unaudited financial statements of Switchback as of and for the six months ended June 30, 2021 and the audited financial statements for the period from October 7, 2020 (inception) through December 31, 2020 are set forth in the Proxy Statement/Prospectus beginning on page F-45 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020 is set forth in Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Bird Global, Inc. (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-8 (File No. 333-260893), filed with the SEC on November 9, 2021).

3.2	Amended and Restated Bylaws of Bird Global, Inc. (incorporated by reference to Exhibit 4.2 to the Company’s Registration Statement on Form S-8 (File No. 333-260893), filed with the SEC on November 9, 2021).

10.1*	Amended and Restated Registration Rights Agreement, dated November 4, 2021, by and among Bird Global, Inc., NGP Switchback II, LLC, and the other holders party thereto.

10.2*†	Form of Indemnification Agreement.

10.3†	Bird Global, Inc. 2021 Incentive Award Plan (incorporated by reference to Exhibit 99.4 to the Company’s Registration Statement on Form S-8 (File No. 333-260893), filed with the SEC on November 9, 2021).

10.4†	Form of Stock Option Grant Notice and Stock Option Agreement (under Bird Global, Inc. 2021 Incentive Award Plan) (incorporated by reference to Exhibit 99.5 to the Company’s Registration Statement on Form S-8 (File No. 333-260893), filed with the SEC on November 9, 2021).

10.5†	Form of SVP+ Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement (under Bird Global, Inc. 2021 Incentive Award Plan) (incorporated by reference to Exhibit 99.6 to the Company’s Registration Statement on Form S-8 (File No. 333-260893), filed with the SEC on November 9, 2021).

10.6†	Form of CEO Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement (under Bird Global, Inc. 2021 Incentive Award Plan) (incorporated by reference to Exhibit 99.7 to the Company’s Registration Statement on Form S-8 (File No. 333-260893), filed with the SEC on November 9, 2021).

10.7†	Form of Performance-Based Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement (Restricted Earnout Shares) (under Bird Global, Inc. 2021 Incentive Award Plan) (incorporated by reference to Exhibit 99.8 to the Company’s Registration Statement on Form S-8 (File No. 333-260893), filed with the SEC on November 9, 2021).

10.8†	Form of Performance-Based Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement (Management Award) (under Bird Global, Inc. 2021 Incentive Award Plan) (incorporated by reference to Exhibit 99.9 to the Company’s Registration Statement on Form S-8 (File No. 333-260893), filed with the SEC on November 9, 2021).

10.9†	Bird Global, Inc. 2021 Employee Stock Purchase Plan (incorporated by reference to Exhibit 99.10 to the Company’s Registration Statement on Form S-8 (File No. 333-260893), filed with the SEC on November 9, 2021).

1010†	Amended and Restated Bird Global, Inc. 2017 Stock Plan (incorporated by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-8 (File No. 333-260893), filed with the SEC on November 9, 2021).

10.11†	Form of Stock Option Agreement (under Amended and Restated Bird Global, Inc. 2017 Stock Plan) (incorporated by reference to Exhibit 10.19 to the Company’s Registration Statement on Form S-4/A (File No. 333-256187), filed with the SEC on August 18, 2021).

10.12†	Form of Restricted Stock Unit Agreement (under Amended and Restated Bird Global, Inc. 2017 Stock Plan) (incorporated by reference to Exhibit 10.20 to the Company’s Registration Statement on Form S-4/A (File No. 333-256187), filed with the SEC on August 18, 2021).

99.1*	Press Release, dated November 5, 2021.

99.2*	Unaudited pro forma condensed combined financial information of Bird Global, Inc. as of and for the six months ended June 30, 2021 and for the year ended December 31, 2020.

*	Filed herewith.
†	Indicates a management contract or compensatory plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bird Global, Inc.

Date: November 9, 2021	By:	/s/ Yibo Ling
	Name:	Yibo Ling
	Title:	Chief Financial Officer